SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2007

                       First Niagara Financial Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    000-23975                 42-1556195
----------------------------      ---------------------      ------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
--------------------------------------------------------------------------------
     (Address of principal executive office)                          (Zip code)

Registrant's telephone number, including area code: (716) 625-7500

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

On January 3, 2006, First Niagara Financial Group, Inc. (the "Company") issued a press release disclosing that First Niagara Risk Management, Inc., the wholly-owned insurance subsidiary of First Niagara Bank has completed its acquisition of Gernold Agency Inc., an Orchard Park-based insurance agency specializing in alternative risk management solutions for larger businesses. Gernold Agency serves 3500 clients and offers business insurance, personal and family insurance, and financial services and benefits that are complementary to First Niagara's current risk management offerings. Under agreement by both parties financial terms of the acquisition were not disclosed. A copy of the press release is filed as exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits.

      Exhibit No.       Description
      -----------       -----------

         99.1           Press Release dated January 3, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: January 5, 2007                       By: /s/ Michael W. Harrington
                                                --------------------------------
                                                Michael W. Harrington
                                                Chief Financial Officer
                                                (Duly authorized representative)